UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                 October 7, 2005
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       1-9792                                            63-0949734
       ------                                            ----------
(Commission File Number)                      (IRS Employer Identification No.)

32 Wilson Boulevard 100
  Addison, Alabama                                             35540
  -----------------                                           -------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (256) 747-9800
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On October 7, 2005, Cavalier Homes, Inc. ("Cavalier") amended its contract with Georgia-based Circle B Enterprises, Inc. ("Circle B"), which last month entered into an agreement with Cavalier to supply approximately 2,000 single-section homes for delivery to the Federal Emergency Management Agency ("FEMA"), to add 80 homes to its previously announced order. Separately, on October 10, 2005, Cavalier also has entered into a supply agreement with Georgia-based Alliance Homes ("Alliance") and Florida-based North American Catastrophe Services, Inc. ("NACS") to build approximately 300 single-section homes for delivery to FEMA.

         Together, the contract modification and new agreement are expected to generate revenue estimated in the range of $11 million to $12 million, depending on delivery locations. The Company will supply these homes from its plants in Georgia, Alabama and North Carolina, and expects to complete deliveries by early December 2005.

         Cavalier Homes, Inc. and its affiliates do not have any material relationship with Circle B or NACS other than with respect to the agreements noted above. Cavalier, through a subsidiary, is a party to an Industrial Sublease with Alliance pursuant to which Alliance subleases certain facilities in Adrian, Georgia from Cavalier.

A press release issued by Cavalier with respect to the agreement is included as
Exhibit 99.1 hereto.








Item 9.01                     Financial Statements and Exhibits.

      (c)         Exhibits

                        Exhibit 99.1 Press Release dated October 11, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                           CAVALIER HOMES, INC.
                                                               (Registrant)


Date: October 11, 2005                            By      /s/ Michael R. Murphy
                                                  -----------------------------
                                                    Michael R. Murphy
                                                    Its Chief Financial Officer

                                  Exhibit Index

         Exhibit                    Description
         -------                    -----------
         99.1                    Text of Press Release dated October 11, 2005.

                                                                  EXHIBIT 99.1

                           From:            CAVALIER HOMES, INC.
                           Approved by:     David Roberson
                           Subject:         FEMA Shipments
                           Contact:         Mike Murphy (256) 747-9800


        CAVALIER ANNOUNCES ADDITIONAL ORDERS FOR APPROXIMATELY 400 HOMES
              AS PART OF FEMA DISASTER RELIEF FOR HURRICANE KATRINA


Addison, Ala. (October 11, 2005) - Cavalier Homes, Inc. (Amex: CAV) today announced that Georgia-based Circle B Enterprises, Inc., which earlier this month entered into an agreement with Cavalier to supply approximately 2,000 single-section homes for delivery to the Federal Emergency Management Agency
(FEMA), has added 80 homes to its previously announced order. Separately, Cavalier also has entered into a supply agreement with Georgia-based Alliance Homes and Florida-based North American Catastrophe Services, Inc. to build approximately 300 single-section homes for delivery to FEMA.

         Together, the contract modification and new agreement are expected to generate revenue estimated in the range of $11 million to $12 million, depending on delivery locations. The Company will supply these homes from its plants in Georgia, Alabama and North Carolina, and expects to complete deliveries by early December 2005.

         Cavalier Homes, Inc. and its subsidiaries produce, sell, and finance manufactured housing. The Company markets its homes primarily through independent dealers, including exclusive dealers that carry only Cavalier products, and provides financial services primarily to retail purchasers of manufactured homes sold through its dealer network.

         With the exception of historical information, the statements made in this press release, including those containing the words "think" and "believe," and words of similar import, and those relating to industry trends and conditions, Cavalier's expectations for its results of operations in future periods, acceptance of Cavalier's new product initiatives and the effect of these and other steps taken in the last several years on Cavalier's future sales and earnings, and Cavalier's plans and expectations for addressing currentand future industry and business conditions, constitute forward-looking statements, are based upon current expectations, and are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual results to differ materially fromthose included in or contemplated by the statements, including among other matters, significant competitive activity, including promotional and price competition; interest rates; increases in raw material and energy costs; changes in customer demand for Cavalier's products; inherent risks in the market place associated with new products and new product lines; and other risk factors listed from time to time in Cavalier's reports filed with the Securities and Exchange Commission, including, but not limited to, those discussed or indicated in Cavalier's Annual Report on Form 10-K for the period ended December 31, 2004, under the heading "Item 1. Business-Risk Factors," and its Quarterly Report on Form 10-Q for the period ended July 2, 2005, under the heading "Safe Harbor Statement under the Private Litigation Reform Act of 1995, " as filed with the Securities and Exchange Commission. Cavalier disclaims any obligation to update any forward-looking statements as a result of developments occurring after the issuance of this press release.